MuniMae Announces Second Quarter 2013 Results, New Share Buyback Plan and Investor Conference Call

BALTIMORE, Aug. 15, 2013 /PRNewswire/ -- Municipal Mortgage & Equity, LLC (OTC: MMAB) ("MuniMae" or "the Company,") filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 (the "Second Quarter 2013 Report") with the SEC on August 14, 2013.

The Company reported common shareholders' equity of $64.6 million at June 30, 2013 ($1.53 per common share), representing an increase of a $19.7 million from reported common shareholders' equity of $44.9 million at December 31, 2012 ($1.06 per common share). Comprehensive income allocable to common shareholders, which includes both net income and total other comprehensive income, was a comprehensive loss of $31.2 million for the quarter ended June 30, 2013 resulting in comprehensive income of $19.0 million for the six months ended June 30, 2013.

The Company's reported comprehensive loss to common shareholders for the quarter ended June 30, 2013 included unrealized net losses on bonds of $22.4 million and accelerated interest expense recognition of $7.8 million. The majority of the $22.4 million in unrealized net losses on bonds related to the Company's fixed rate multifamily bond portfolio. On July 3, 2013 that portfolio was transferred as part of the Company's sale of its common shares in MuniMae TE Bond Subsidiary, LLC ("TEB") to Merrill Lynch Portfolio Management, Inc ("Purchaser"). Furthermore, for the quarter ended June 30, 2013, the Company recognized $7.8 million of additional interest expense related to unamortized debt issuance costs and issuance discounts associated with the debt that was transferred to the Purchaser.

The comprehensive loss reported for the second quarter of 2013 was more than offset by $50.3 million of comprehensive income reported for the first quarter of 2013, much of which was driven by $36.3 million of gains recognized on debt buybacks as well as $10.8 million of unrealized net gains recorded on the Company's bond portfolio.

Additional Financial Information

Additional financial information is reflected on Exhibits A and B and will be used during the Company's upcoming conference call. Exhibit A is a non-GAAP presentation that provides an Adjusted Balance Sheet that is view of the Company's assets and liabilities on a deconsolidated basis that underlie the Company's reported common shareholders' equity at June 30, 2013 and December 31, 2012. Exhibit A also provides a Proforma Balance Sheet that gives effect to the July 3, 2013 sale of the Company's common shares in TEB as if it occurred on June 30, 2013. Exhibit B is a non-GAAP presentation that provides an Adjusted Income Statement that is direct attribution of the Company's operating activities that are reported through the collection of the following line items within the Company's GAAP financial statements including: Revenue from consolidated funds and ventures ("CFVs"); Expenses from CFVs; Net gains related to CFVs; Equity in losses from Lower Tier Property Partnerships ("LTPPs") of CFVs; Net losses (income) allocable to noncontrolling interests in CFVs and IHS; and Income from discontinued operations, net of tax.

These non-GAAP measures are used by management and are disclosed supplementally to provide investors a tool to more easily understand the Company's operating results and financial position. Exhibit C reconciles the non-GAAP historical presentation contained in Exhibit A to the Company's GAAP Consolidated Balance Sheets contained in the Company's Second Quarter 2013 Report. Exhibit D reconciles the Proforma Adjusted Balance Sheet contained in Exhibit A to the Company's GAAP Proforma Balance Sheet and Consolidated Balance Sheets contained in the Company's Second Quarter 2013 Report. Exhibit E reconciles the non-GAAP presentation contained in Exhibit B to the Company's Consolidated Statements of Operations contained in the Company's Second Quarter 2013 Report.

New Share Buyback Plan

On August 8, 2013, our Board of Directors authorized management to enter into an amended and restated stock repurchase program effective subsequent to the Company's filing of this quarterly report on Form 10-Q, and in any event not earlier than August 15, 2013. The authorization permits the plan to be amended and restated to provide for the Company to purchase up to four million shares total, and up to 800,000 shares in any one calendar month at a price up to 100% of its common shareholders' equity per share as shown on its most recently filed periodic report. The Company's maximum price on the effective date of the amended and restated plan will be $1.53 based on the common shareholders' equity as reported in this quarterly report for the period ended June 30, 2013. No shares will be purchased pursuant to the amended and restated plan before August 26, 2013.

Conference Call Information

The Company plans to host a conference call on Wednesday, August 21, 2013 at 4:30 p.m. ET to provide a business update and review financial results for the quarter. The conference call will be webcast. All interested parties are welcome to join the live webcast, which can be accessed through the Company's web site at www.munimae.com, under Investor Relations. Participants may also join the conference call by dialing toll free 1-800-860-2442 or 1-412-858-4600 for international participants and 1-866-605-3852 for Canadian participants.

An archived replay of the event will be available one hour after the event through 9:00 a.m. on August 29, 2013, toll free at 1-877-344-7529, or 1-412-317-0088 for international participants (Passcode: 10032898).

The Form 10-Q is posted to MuniMae's web site at www.munimae.com, under Investor Relations, and is available at the Securities and Exchange Commission's web site at www.sec.gov.

Cautionary Statement Regarding Forward-Looking Statements

This Release contains forward-looking statements intended to qualify for the safe harbor contained in Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements often include words such as "may," "will," "should," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "seek," "would," "could," and similar words or are made in connection with discussions of future operating or financial performance.

Forward-looking statements reflect our management's expectations at the date of this Release regarding future conditions, events or results. They are not guarantees of future performance. By their nature, forward-looking statements are subject to risks and uncertainties. Our actual results and financial condition may differ materially from what is anticipated in the forward-looking statements. There are many factors that could cause actual conditions, events or results to differ from those anticipated by the forward-looking statements contained in this Release. These factors include changes in market conditions that affect the willingness of potential investors or lenders to provide us with debt or equity, changes in market conditions that affect the value or marketability of assets we own, changes in market conditions or other factors that affect our access to cash that we may need to meet our commitments to other persons, changes in interest rates or other conditions that affect the value of mortgage loans we have made, changes in interest rates that affect our cost of funds, tax laws, environmental laws or other conditions that affect the value of the real estate underlying mortgage loans we own, and changes in tax laws or other things beyond our control that affect the tax benefits available to us and our investors. Readers are cautioned not to place undue reliance on forward-looking statements. We have not undertaken to update any forward-looking statements in this Release.

MUNIMAE: INTEGRITY. INNOVATION. SERVICE.
www.MuniMae.com

EXHIBIT A
Municipal Mortgage & Equity, LLC Proforma and Adjusted Balance Sheets (unaudited)

(in thousands, except per share data)			Proforma Adjusted Balance Sheet(1)	Adjusted Balance Sheet June 30, 2013		Adjusted Balance Sheet December 31, 2012
	ASSETS
1	MuniMae cash and cash equivalents without TEB		$70,989	$8,833	(2)	$9,223	(2)
2	TEB cash and cash equivalents		−	43,171	(2)	41,634	(2)
3	Adjusted restricted cash(3)		35,567	20,878		1,356
4	Adjusted bonds available–for-sale(3)		281,037	1,032,874		1,083,200
5	Adjusted investment in SA Fund(3)		3,408	3,408		3,389
6	Adjusted real estate held-for-use, net(3)		17,997	17,997		17,756
7	Investment in preferred stock		31,371	31,371		31,371
8	Adjusted other assets(3)		24,959	30,752		42,418
9	Total assets		$465,328	$1,189,284		$1,230,347
	LIABILITIES AND EQUITY
10	Adjusted debt(3)		$367,560	$968,804		$987,526
11	Derivative liabilities		2,698	2,698		3,544
12	Accounts payable and accrued expenses		10,953	13,369		12,498
13	Adjusted deferred revenue(3)		16,446	14,109		14,771
14	Adjusted other liabilities(3)		7,345	8,979		13,108
15	Total liabilities		$405,002	$1,007,959		$1,031,447
	Equity:
16	Perpetual preferred shareholders' equity in a subsidiary company	$	−	$117,978		$155,033
17	Adjusted noncontrolling interests in CFVs and IHS(2)		(1,268)	(1,268)		(1,034)
	Common shareholders' equity:
18	Common shares, no par value		18,378	(54,291)		(93,786)
19	Accumulated other comprehensive income		43,216	118,906		138,687
20	Total common shareholders' equity		61,594	64,615		44,901
21	Total equity		60,326	181,325		198,900
22	Total liabilities and equity		$465,328	$1,189,284		$1,230,347
	Common shareholders' equity per share
23	Total common shareholders' equity			$64,615		$44,901
24	Common shares outstanding(4)			42,347		42,512
25	Common shareholders' equity per common share			$1.53		$1.06
	Fully diluted common shareholders' equity per share
26	Diluted common shareholders' equity(5)			$66,660		$45,270
27	Diluted common shares outstanding(6)			43,839		42,921
28	Fully diluted common shareholders' equity per common share			$1.52		$1.05

(1) The Proforma Adjusted Balance Sheet reflects the Balance Sheet as of June 30, 2013 adjusted to give effect to the Company's sale of its common interest in MuniMae TE Bond Subsidiary, LLC on July 3, 2013. See Exhibit D which outlines the adjustments resulting from the Company's sale of its common shares in TEB.

(2) These amounts equal cash and cash equivalents reported on the Company's Second Quarter 2013 Report of $52.0 million and $50.9 million for June 30, 2013 and December 31, 2012, respectively.

(3) Indicates a non-GAAP financial measure. See Exhibit C for a reconciliation between the Adjusted Balance Sheet at June 30, 2013 and December 31, 2012, as presented above, and the Consolidated Balance Sheets included with the Company's Second Quarter 2013 Report. Rows not indicated by the footnote reflect amounts as presented on the Company's Consolidated Balance Sheets included with the Company's Second Quarter 2013 Report.

(4) Includes shares issued and outstanding as well as non-employee directors' and employee vested deferred shares.

(5) Excludes the Company's liability for options held by employees ($1.9 million and $0.4 million at June 30, 2013 and December 31, 2012, respectively).

(6) Includes the common stock equivalents associated with the vested and unvested share awards as well as in-the-money option awards unless they are contingent upon a certain share price that has not yet been achieved. The common stock equivalents (and gross share awards outstanding) were 1.5 million (1.9 million) and 0.4 million (1.7 million) at June 30, 2013 and December 31, 2012, respectively.

EXHIBIT B
Municipal Mortgage & Equity, LLC Adjusted Income Statement

		For the three months ended June 30,			For the six months ended June 30,
	(in thousands, unaudited)	2013	2012		2013	2012
1	Adjusted bond interest income(1)	$15,985	$17,771		$33,080	$35,675
2	Income on preferred stock investment	1,312	1,544		2,609	3,089
3	Adjusted asset management fees (1)	1,084	1,342		2,132	3,046
4	Adjusted other income(1)	508	700		1,001	1,204
5	Adjusted interest expense(1)	(19,297)	(14,684)		(32,003)	(29,846)
6	Adjusted operating expenses(1)	(8,138)	(6,430)		(16,941)	(12,845)
7	Impairment on bonds	(480)	(849)		(833)	(1,087)
8	Net loan loss recovery	−	872		−	4,284
9	Net gains on early extinguishment of liabilities	−	−		36,263	485
10	Net gains due to real estate consolidation and foreclosure	8,484	2,550		8,484	2,550
11	Adjusted other net gains (losses) (1)	186	(379)		3,601	(258)
12	Income tax (expense) benefit	(95)	(23)		1,432	(41)
13	Net (loss) income to common shareholders	$(451)	$2,414		$38,825	$6,256

14	Total other comprehensive (loss) income to common shareholders	(30,768)	6,995		(19,781)	14,291
15	Comprehensive (loss) income to common shareholders	$(31,219)	$9,409	$	$ 19,044	$20,547

(1) Indicates a non-GAAP financial measure. See Exhibit E for a reconciliation between the adjusted measures presented above and the Consolidated Statements of Operations included with the Company's Second Quarter 2013 Report.

EXHIBIT C
Municipal Mortgage & Equity, LLC Reconciliation of Adjusted Balance Sheet
		December 31, 2012					June 30, 2013
(in thousands, unaudited)		GAAP Balance Sheet		Consolidation Adjustments		Adjusted Balance Sheet	GAAP Balance Sheet		Consolidation Adjustments		Adjusted Balance Sheet
	ASSETS
1	MuniMae cash and cash equivalents without TEB	$9,223	$	−		$9,223	$8,833	$	−		$8,833
2	TEB cash and cash equivalents	41,634		−		41,634	43,171		−		43,171
3	Adjusted restricted cash	55,313		(53,957)	(1)	1,356	76,976		(56,098)	(1)	20,878
4	Adjusted bonds available-for-sale	969,394		113,806	(2)	1,083,200	896,322		136,552	(2)	1,032,874
5	Adjusted investments in Lower Tier Property Partnerships related to CFVs	333,335		(333,335)	(1)	−	312,725		(312,725)	(1)	−
6	Adjusted SA Fund investments	161,433		(161,433)	(1)	−	156,723		(156,723)	(1)	−
7	Adjusted investment in SA Fund	−		3,389	(3)	3,389	−		3,408	(3)	3,408
8	Adjusted real estate held-for-use, net	129,687		(111,931)	(1)	17,756	171,424		(153,427)	(1)	17,997
9	Adjusted real estate held-for-sale related to CFVs	15,338		(15,338)	(1)	−	−		−		−
10	Investment in preferred stock	31,371		−		31,371	31,371		−		31,371
11	Adjusted other assets	55,024		(12,606)	(4)	42,418	48,268		(17,516)	(4)	30,752
12	Total assets	$1,801,752		$(571,405)		$1,230,347	$1,745,813		$(556,529)		$1,189,284
	LIABILITIES AND EQUITY
13	Adjusted debt	$1,042,959		$(55,433)	(1)	$987,526	$1,018,707		$(49,903)	(1)	$968,804
14	Derivative liabilities	3,544		−		3,544	2,698		−		2,698
15	Accounts payable and accrued expenses	12,498		−		12,498	13,369		−		13,369
16	Adjusted unfunded equity commitments to Lower Tier Property Partnerships related to CFVs	15,881		(15,881)	(1)	−	15,157		(15,157)	(1)	−
17	Adjusted deferred revenue	−		14,771	(5)	14,771	−		14,109	(5)	14,109
18	Adjusted other liabilities	15,145		(2,037)	(6)	13,108	16,179		(7,200)	(6)	8,979
19	Total liabilities	$1,090,027		$(58,580)		$1,031,447	$1,066,110		$(58,151)		$1,007,959
	Equity:
20	Perpetual preferred shareholders' equity in a subsidiary company	$155,033	$	−		$155,033	$117,978	$	−		$117,978
21	Adjusted noncontrolling interests in CFVs and IHS	511,791		(512,825)	(7)	(1,034)	497,110		(498,378)	(7)	(1,268)
	Common shareholders' equity:
22	Common shares, no par value	(93,786)		−		(93,786)	(54,291)		−		(54,291)
23	Accumulated other comprehensive income	138,687		−		138,687	118,906		−		118,906
24	Total common shareholders' equity	44,901		−		44,901	64,615		−		64,615
25	Total equity	711,725		(512,825)		198,900	679,703		(498,378)		181,325
26	Total liabilities and equity	$1,801,752		$(571,405)		$1,230,347	$1,745,813		$(556,529)		$1,189,284

(1) Each of these adjustments are reflected on the Company's Consolidated Balance Sheets included with the Second Quarter 2013 Report and denoted as balances related to CFVs.

(2) Represents the carrying basis of the bonds eliminated in consolidation. This amount excludes $10.7 million (as of December 31, 2012) and $15.3 million (as of June 30, 2013) of net unrealized gains occurring since consolidation that have not been reflected in the Company's common shareholders' equity given that the Company is required to consolidate and account for the real estate, which prohibits an increase in value from its original cost basis until the real estate is sold.

(3) Represents the Company's equity investment in the SA Fund that it manages that is eliminated in consolidation.

(4) Represents the removal of other assets related to CFVs as denoted on the Company's Consolidated Balance Sheets ($17.6 million at December 31, 2012 and $22.8 million at June 30, 2013). This amount was offset by the addition of other assets attributable to the Company that were eliminated in consolidation ($5.0 million at December 31, 2012 and $5.3 million at June 30, 2013).

(5) Represents unamortized guarantee fees that the Company received in connection with its LIHTC Funds that were eliminated in consolidation.

(6) Represents the removal of other liabilities related to CFVs as denoted on the Company's Consolidated Balance Sheets ($6.2 million at December 31, 2012 and $7.9 million at June 30, 2013). This amount was offset by the addition of other liabilities attributable to the Company that were eliminated in consolidation ($4.1 million at December 31, 2012 and $0.7 million at June 30, 2013).

(7) Represents the amount of noncontrolling interest attributable to the Company's consolidated LIHTC Funds, SA Fund and Lower Tier Property Partnerships. It does not include the noncontrolling interest attributable to IHS.

EXHIBIT D
Municipal Mortgage & Equity, LLC Reconciliation of Proforma Adjusted Balance Sheets (unaudited)
(in thousands, unaudited)		GAAP Balance Sheet June 30, 2013	TEB Sale Adjustments			Proforma Balance Sheet		Consolidation Adjustments			Proforma Adjusted Balance Sheet
	ASSETS
1	MuniMae cash and cash equivalents without TEB	$8,833	$62,156	(1)		$70,989	$	−			$70,989
2	TEB cash and cash equivalents	43,171	(43,171)	(2)		−		−			−
3	Adjusted restricted cash	76,976	14,689	(3)		91,665		(56,098)	(12)		35,567
4	Adjusted bonds available-for-sale	896,322	(678,983)	(4)		217,339		63,698	(13)		281,037
5	Adjusted investments in Lower Tier Property Partnerships related to CFVs	312,725	−			312,725		(312,725)	(12)		−
6	Adjusted SA Fund investments	156,723	−			156,723		(156,723)	(12)		−
7	Adjusted investment in SA Fund	−	−			−		3,408	(14)		3,408
8	Adjusted real estate held-for-use, net	171,424	−			171,424		(153,427)	(12)		17,997
9	Investment in preferred stock	31,371	−			31,371		−			31,371
10	Adjusted other assets	48,268	(4,378)	(5)		43,890		(18,931)	(15)		24,959
11	Total assets	$1,745,813	$(649,687)			$1,096,126		$(630,798)			$465,328
	LIABILITIES AND EQUITY
12	Adjusted debt	$1,018,707	$(526,052)	(6)		$492,655		$(125,095)	(16)		$367,560
13	Derivative liabilities	2,698	−			2,698		−			2,698
14	Accounts payable and accrued expenses	13,369	(2,416)	(7)		10,953		−			10,953
15	Adjusted unfunded equity commitments to Lower Tier Property Partnerships related to CFVs	15,157	−			15,157		(15,157)	(12)		−
16	Adjusted deferred revenue	−	−			−		16,446	(17)		16,446
17	Adjusted other liabilities	16,179	(220)	(8)		15,959		(8,614)	(18)		7,345
18	Total liabilities	$1,066,110	$(528,688)			$537,422		$(132,420)			$405,002
	Equity:
19	Perpetual preferred shareholders' equity in a subsidiary company	$117,978	$(117,978)	(9)	$	−	$	−		$	−
20	Adjusted noncontrolling interests in CFVs and IHS	497,110	−			497,110		(498,378)	(19)		(1,268)
	Common shareholders' equity:
21	Common shares, no par value	(54,291)	72,669	(10)		18,378		−			18,378
22	Accumulated other comprehensive income	118,906	(75,690)	(11)		43,216		−			43,216
23	Total common shareholders' equity	64,615	(3,021)	(9)		61,594		−			61,594
24	Total equity	679,703	(120,999)			558,704		(498,378)			60,326
25	Total liabilities and equity	$1,745,813	$(649,687)			$1,096,126		$(630,798)			$465,328

TEB Sale Adjustments

(1) Cash proceeds received of $78.5 million from the sale of TEB less $16.3 million of cash that was pledged as collateral for the Company's new and existing borrowings with the Purchaser.

(2) TEB's cash that was transferred to the Purchaser.

(3) Increase in the Company's restricted cash balance of $16.3 million less the amount of TEB's restricted cash ($1.6 million) that was transferred to the Purchaser.

(4) Represents the amount of bonds transferred to the Purchaser of $848.6 million less those that failed to received sale accounting treatment of $94.4 million, less another $75.2 million related to certain bonds that are not on the Company's GAAP Consolidated Balance Sheet because it controls the underlying real estate.

(5) Represents the amount of interest receivable that was transferred to the Purchaser

(6) Represents the amount of debt transferred to the Purchaser including $574.7 million in senior interests in and debt owed to securitization trusts as well as $121.0 million of mandatorily redeemable preferred shares offset by an increase in debt on the Company's balance sheet of $94.4 million related to bonds transferred to the Purchaser that failed to receive sale accounting and an increase in debt due from CFVs of $75.2 million.

(7) Represents $3.0 million of interest payable on mandatorily redeemable preferred shares and senior interests in and debt owed to securitization trusts transferred to the Purchaser offset by an increase in interest payable on the Company's balance sheet of $0.6 million related to bonds transferred to the Purchaser that failed to receive sale accounting.

(8) Represents $1.6 million of TEB's distributions payable on perpetual preferred shares that was transferred to the Purchaser offset by an increase in interest payable from CFVs of $1.4 million.

(9) The Company carried TEB's perpetual preferred shares at $118.0 million at June 30, 2013. These shares were transferred to the Purchaser at $121.0 million on July 3, 2013, resulting in a $3.0 million decrease to common shareholders' equity.

(10) Represents $75.7 million of bond gains recognized at the time of transfer (as a result of the reclassification of unrealized gains out of accumulated other comprehensive income) less the reduction of $3.0 million in common equity due to the perpetual preferred shares discussed in note 9 recognized upon the sale of TEB.

(11) Represents the $75.7 million reduction of accumulated other comprehensive income as a result of unrealized bond gains associated with the bonds transferred to the Purchaser that were recognized into income upon the transfer.

Consolidation Adjustments

(12) Each of these adjustments were reflected on the Company's Consolidated Balance Sheets included with the Second Quarter 2013 Report and denoted as balances related to CFVs.

(13) Represents the carrying basis of the bonds eliminated in consolidation at June 30, 2013 of $136.6 million of which $72.9 million related to certain bonds transferred to the Purchaser and was removed accordingly. This amount excludes $15.3 million (including $2.3 million related to certain bonds transferred to the Purchaser) of net unrealized gains occurring since consolidation that have not been reflected in the Company's common shareholders' equity given that the Company is required to consolidate and account for the real estate, which prohibits an increase in value from its original cost basis until the real estate is sold.

(14) Cash that the Company has invested in the SA Fund that it manages that is eliminated in consolidation.

(15) Represents the removal of other assets related to CFVs as denoted on the Company's Consolidated Balance Sheet of $22.8 million. This amount was offset by the addition of other assets attributable to the Company that were eliminated in consolidation after the TEB sale of $3.9 million.

(16) Represents the amount of debt related to the CFVs as reflected on the Company's Consolidated Balance Sheet at June 30, 2013 of $49.9 million and an additional $75.2 million of debt related to CFVs added as a result of the TEB sale.

(17) Represents $14.1 million of unamortized guarantee fees that the Company received in connection with its LIHTC Funds that were eliminated in consolidation, and an additional $2.3 million of deferred gain resulting from the transfer of certain bonds to the Purchaser that were not on the Company's GAAP Consolidated Balance Sheets and will be recognized into income over time.

(18) Represents the removal of other liabilities related to CFVs as denoted on the Company's Consolidated Balance Sheet of $7.9 million at June 30, 2013 plus the amount of interest payable ($1.4 million) that was added to CFVs upon the sale of TEB. This amount was offset by the addition of other liabilities attributable to the Company that were eliminated in consolidation of $0.7 million at June 30, 2013.

(19) Represents the amount of noncontrolling interest attributable to the Company's consolidated LIHTC Funds, SA Fund and Lower Tier Property Partnerships. It does not include the noncontrolling interest attributable to IHS.

EXHIBIT E
Municipal Mortgage & Equity, LLC Reconciliation of Adjusted Income Statement

	(in thousands, unaudited)	For the three months ended June 30,				For the six months ended June 30,
	Adjusted Bond Interest Income	2013		2012		2013		2012
1	Interest on bonds on the Consolidated Statements of Operations ("Income Statement" or "I/S")	$14,667		$16,600		$30,462		$33,469
2	Note 15 - Discontinued Operations - Interest income	-	(b)	264	(b)	101	(b)	528	(b)
3	Note 16 - CFVs - Interest income	1,318	(a)	907	(a)	2,517	(a)	1,678	(a)
4	Total	$15,985		$17,771		$33,080		$35,675
	Adjusted Asset Management Fees
5	Note 16 - CFVs - Asset management fees	$884	(a)	$1,140	(a)	$1,741	(a)	$2,584	(a)
6	Reported through Other income on the Income Statement	200		202		391		462
7	Total	$1,084		$1,342		$2,132		$3,046
	Adjusted Other Income
8	Interest on loans and short-term investments on the I/S	$191		$279		$334		$493
9	Reported through Other income on the Income Statement	317		421		667		711
10	Total	$508		$700		$1,001		$1,204
	Adjusted Interest Expense
11	Total interest expense on the Income Statement	$13,726		$6,675		$20,015		$13,532
12	Interest expense on the Income Statement (reported through operating and other expenses)	3,616		4,703		7,745		9,551
13	Income allocable to perpetual preferred shareholders on the Income Statement	1,673		2,284		3,678		4,568
14	Reported through Net gains (losses ) on assets and derivatives on the Income Statement	282		1,022		565		2,195
15	Total	$19,297		$14,684		$32,003		$29,846
	Adjusted Operating Expenses
16	Salaries and benefits on the Income Statement	$3,262		$2,509		$7,150		$5,300
17	General and administrative on the Income Statement	1,133		1,172		2,426		2,528
18	Professional fees on the Income Statement	3,057		1,384		5,402		3,638
19	Reported through Other expenses on the Income Statement	686		1,365		1,963		1,379
20	Total	$8,138		$6,430		$16,941		$12,845

	(in thousands, unaudited)	For the three months ended June 30,				For the six months ended June 30,
	Adjusted Other Net Gains (Losses)
21	Reported through Other expense on the Income Statement	$(1,170)		$(245)		$(1,826)		$(616)
22	Reported through Net gains (losses) on assets and derivatives on the Income Statement	1,203		124		2,670		1,045
23	Note 15 - Discontinued Operations - Other income	188	(b)	58	(b)	852	(b)	170	(b)
24	Note 15 - Discontinued Operations - Net gains on redemption of bonds	230	(b)	-	(b)	2,992	(b)	-	(b)
25	Note 16 - CFVs - Guarantee fees	331	(a)	381	(a)	662	(a)	730	(a)
26	Note 16 - CFVs - Equity in losses from LTPPs	(939)	(a)	(904)	(a)	(2,437)	(a)	(1,940)	(a)
27	Note 16 - CFVs - Equity in income from SA Fund	208	(a)	128	(a)	491	(a)	265	(a)
28	Note 16 - CFVs - Other expenses	(65)	(a)	(64)	(a)	(152)	(a)	(130)	(a)
29	Equity in income from IHS reported through an allocation of income	200	(a)	144	(a)	349	(a)	218	(a)
30	Total	$186		$(378)		$3,601		$(258)
	Activity Related to CFVs
31	Revenue from CFVs on the Income Statement	$10,150		$6,568		$16,397		$11,138
32	Expense from CFVs on the Income Statement	(16,550)		(8,694)		(31,096)		(18,148)
33	Net gains related to CFVs on the Income Statement	8,933		5,290		23,920		10,015
34	Equity in losses from LTPPs of CFVs on the Income Statement	(7,368)		(6,895)		(13,786)		(19,431)
35	Net losses allocable to noncontrolling interest in CFVs and IHS - continuing operations on the Income Statement	6,772		5,463		7,736		19,831
36	Total	$1,937		$1,732		$3,171		$3,405
37	Sum of (a)s	$1,937		$1,732		$3,171		$3,405
	Discontinued operations
38	Income (loss) from discontinued operations, net of tax on the Income Statement	$418		$(331)		$5,135		$(591)
39	Net (income) losses allocable to noncontrolling interest in CFVs and IHS - discontinued operations on the Income Statement	−		653		(1,190)		1,289
40	Total	$418		$322		$3,945		$698
41	Sum of (b)s	$418		$322		$3,945		$698

CONTACT: MuniMae, Brooks Martin, Investor Relations, 855-650-6932